UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 04, 2024
________________________________________
Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
________________________________________

Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On April 4, 2024, Caribou Biosciences, Inc. (the "Company") issued a press release announcing that it has received clearance of its investigational new drug (“IND”) application from the U.S. Food and Drug Administration (“FDA”) for CB-010, an allogeneic anti-CD19 CAR-T cell therapy, for the treatment of lupus nephritis (“LN”) and extrarenal lupus (“ERL”). The phase 1, multicenter, open label, GALLOP clinical trial of CB-010 in patients with LN and ERL is expected to initiate by year-end 2024. This represents an expansion of CB-010’s clinical development to include autoimmune diseases in addition to oncology. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and also is incorporated by reference into this Item 7.01.
The Company will host a conference call and webcast today, Thursday, April 4, 2024, at 5:00 pm ET, to discuss the expansion of the clinical development of CB-010 to include autoimmune diseases and the GALLOP Phase 1 clinical trial plans. A copy of the slide presentation to be used during the Company’s conference call and webcast is attached hereto as Exhibit 99.2 and incorporated by reference herein. Details for accessing the conference call and webcast are included in Exhibit 99.1.
The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing or other document under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in any such filing or document, except as shall be expressly set forth by specific reference in any such filing or document.
Item 8.01 Other Events.
On April 4, 2024, the Company announced that it has received clearance of its IND application from the FDA for for CB-010, an allogeneic anti-CD19 CAR-T cell therapy, for the treatment of LN and ERL. The phase 1, multicenter, open label, GALLOP clinical trial of CB-010 in patients with LN and ERL is expected to initiate by year-end 2024. This represents an expansion of CB-010’s clinical development to include autoimmune diseases in addition to oncology. Patients in both the GALLOP and ANTLER phase 1 clinical trials will be screened for donor-specific antibodies and administered CB-010 manufactured from a donor with partial human leukocyte antigen matching.
Cautionary Note Regarding Forward-Looking Statements
This Current Report, including Exhibits 99.1 and 99.2, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are forward-looking statements. Forward-looking statements may relate to future events or future performance. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, its industry, its beliefs, and its assumptions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements include, without limitation, statements related to the Company’s strategy, plans, and objectives, and expectations regarding its clinical and preclinical development programs, including its expectations relating to the timing of the initiation of the GALLOP Phase 1 clinical trial for CB-010. These forward-looking statements also include statements regarding the timing for, and likelihood of, reporting progress on and additional clinical data from the ongoing ANTLER Phase 1 clinical trial for the Company’s CB-010 product candidate and the sufficiency of the Company’s cash to fund its current operating plan. Management believes that these forward-looking statements are reasonable as and when made. However, such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include, without limitation, risks inherent in the development of cell therapy products; uncertainties related to the initiation, cost, timing, progress, and results of the Company’s current and future research and development programs, preclinical studies, and clinical trials; and the risk that initial, preliminary, or interim clinical trial data will not ultimately be predictive of the safety and efficacy of the Company’s product candidates or that clinical outcomes may differ as patient enrollment continues and as more patient data becomes available; the risk that preclinical study results observed will not be borne out in human patients or different conclusions or considerations are reached once additional data have been received and fully evaluated; as well as other risk factors described from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent filings. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason.
In addition, caution should be exercised when interpreting results from separate trials involving separate product candidates. Clinical trials of other CAR-T cell therapies referenced in Exhibits 99.1 and 99.2 were run independently of the Company and the Company has only reviewed publicly available reports of those trials. The Company has not performed any head-to-head trials comparing any of these other CAR-T cell therapies with CB-010. As such, the results of these other clinical trials may not be comparable to clinical results for CB-010. The design of these other trials may vary in material ways from the design of the clinical trials for CB-010, including with respect to patient populations, follow-up times, the clinical trial phase, and subject characteristics. As a result, cross-trial comparisons may have no interpretive value on the Company’s existing or future results. For further information and to understand these material differences, you should read the reports for the other product candidates’ clinical trials.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Caribou Biosciences, Inc. on April 4, 2024
99.2	Caribou Biosciences, Inc. Webcast Slide Presentation dated April 4, 2024 Regarding Expansion of CB-010 Clinical Development to Include Autoimmune Program
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caribou Biosciences, Inc.

Date:	April 4, 2024	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer